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                                                                    EXHIBIT 99.2



                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


I, John K. Bakewell, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) this quarterly report on Form 10-Q of Wright Medical Group, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 7, 2003


                                    /s/  John K. Bakewell
                                    -------------------------------
                                    John K. Bakewell
                                    Executive Vice President and
                                    Chief Financial Officer